                                                                 Exhibit 10.13.6

Ref.:  GADML092a/2005

November 28, 2005

Emerson Radio (HK) Ltd.                              By Fax:  2956 1333
705-711, Tower 2, The Gateway,
25-27 Canton Road, Kowloon

Dear Mr. Jurick,

Re:  Rental for the Grande Building

We would like to offer you the following tenancy terms for your convenience:

A.  THE LANDLORD
    The Grande Properties Limited whose registered office is situate at 12th Floor, The Grande Building, No. 398 Kwun Tong Road, Kowloon, Hong Kong.

B.  THE TENANT
    Emerson Radio (HK) Ltd. Whose registered office is situate at 705-711, Tower 2, The Gateway, 25-27 Canton Road, Kowloon, Hong Kong

C.  THE PREMISES
    The following spaces at The Grande Building (Known as Lucky (Kwun Tong) Industrial Building), 398 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong

    ------------------------------------ ---------------------------
                                                 GROSS AREA
    ------------------------------------ ---------------------------
    9/F A Office                                         7,745 s.f.
    ------------------------------------ ---------------------------
    9/F R&D Area                                           850 s.f.
    ------------------------------------ ---------------------------
    9/F A Store Room                                       255 s.f.
    ------------------------------------ ---------------------------
    T/F Server                                             546 s.f.
                                                           --------
    ------------------------------------ ---------------------------
    Total Gross Area                                     9,396 s.f.
    ------------------------------------ ---------------------------

D.  THE TERM OF TENANCY
    For a term of ONE YEAR commencing on the 1st day of January 2006 and ending on the 31st day of December 2006. Either party shall have the right to terminate the tenancy agreement giving three months' prior written notice to the other party.

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E.  RENT AND OTHER CHARGES PAYABLE TO THE LANDLORD
    Rent: HK $93,960.00 (HK$10 per square feet per month) payable monthly in advance on the 1st day of each and every month without any deduction. The Rent includes the following:

        -------------------------------------------------- -----------------
        Rental Fee* - HK $7.8 / s.f.                           HK$69,030.00
        -------------------------------------------------- -----------------
        Building Management Fees-HK$1.5785 / s.f.                 13,969.73
        -------------------------------------------------- -----------------
        Telephone Lines up to a maximum of 40 extensions           3,200.00
        -------------------------------------------------- -----------------
        Filing Cabinets up to a maximum of 191 units               2,300.00
                                                                   --------
        -------------------------------------------------- -----------------
                                                                  88,499.73
        -------------------------------------------------- -----------------
        Rounding up                                                    0.27
                                                                       ----
        -------------------------------------------------- -----------------
                                                               HK$93,960.00
        -------------------------------------------------- -----------------

        -------------------------------------------------- -----------------

*Inclusive of Government Rent & Rates, Repair & Maintenance, existing Fixture & Fittings and Air-conditioning.

F.  DEPOSIT
    Equivalent to Three Months' Rental Fee:  HK$281,880.00.

Kindly confirm the terms stated above by signing and returning the same to us.

The official Tenancy Agreement will be sent to you as soon as possible.

Should you have any queries, please do not hesitate to contact our Ms. Brenda Lai at 2357 6763.

Yours sincerely,                              Accepted and confirmed by:
For and on behalf of                          Emerson Radio (Hong Kong) Ltd.
The Grande Group (Hong Kong( Limited


/s/ Illegible signature                       /s/ Ivan Lau